Income Taxes	12 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 15: — INCOME TAXES

a.
Corporate income tax rate in Israel:

Taxable income of Israeli companies is subject to corporate income tax at the rate of 23.0% for the years ended March 31, 2023, 2022, and 2021.

b.
Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an “Industrial Company” as defined by this law and, as such, is entitled to certain income tax benefits, mainly increased depreciation rates in respect of machinery and equipment (as prescribed by regulations published under the Inflationary Adjustments Law) and generally the right to claim public issuance expenses, amortization of acquired patents and other intangible property rights as deductions for tax purposes.

c.
Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Investments Law”):

Various production and development facilities of the Company have been granted “Approved Enterprise” and “Benefited Enterprise” status, which provided certain benefits, including tax exemptions and reduced tax rates for a defined period. The benefits available to an Approved Enterprise and Benefited Enterprise relate only to taxable income attributable to the specific investment program and are conditioned upon terms stipulated in the Investments Law and the related regulations and the criteria set forth in the applicable certificate of approval (for an Approved Enterprise). If the Company does not fulfill these conditions, in whole or in part, the benefits can be canceled and the Company may be required to pay additional tax to refund the benefits, in an amount linked to the Israeli consumer price index plus interest and potential penalties.

The Company qualified as a foreign investors’ company, or FIC. FICs are entitled to further reductions in the tax rate normally applicable to Approved or Benefited Enterprises, depending on the level of foreign ownership. The tax rate ranges between 10% (when foreign ownership is 90% or more) to 25% (when the foreign ownership is below 49%).

In the years ended March 31, 2020 and 2019, the Company had two active plans, one Approved Enterprise under the Alternative Benefits Program (Plan 5) and one Benefited Enterprise (Plan 6), granting us a package of benefits, subject to compliance with applicable requirements. Under Plan 5 (benefit period starting 2007), the Company was entitled to an exemption from corporate income tax on undistributed profits for a period of two years following implementation of such plan and to a reduced tax rate of 10% to 25% (depending on the level of foreign investment) for eight additional years thereafter. With respect to Plan 5, given the high level of investments in such plan, we met the conditions to qualify as a “High Level Foreign Investment Company” which entitled Plan 5 to an additional five years of benefits, subject to receipt of approval from the Israeli Investment Center (“IIC,” now called the “Authority for Investments and Development of the Economy and Industry”). On November 5, 2019, we received the approval from the IIC regarding the five-year extension of Plan 5, subject to meeting certain pre-agreed additional conditions that will be examine by the IIC at the end of the extension period. Under Plan 6 (benefit period starting 2010), the Company was entitled to an exemption from corporate income tax on undistributed profits for a period of two years and a reduced tax rate of 10% to 25% (depending on the level of foreign investment) for eight additional years thereafter.

The entitlement to these benefits was conditional upon the Company fulfilling the requirements of the Investments Law, regulations published thereunder and the certificate of approval for the specific investments in the case of Approved Enterprises. In the event of failure to comply with these requirements, the benefits may be reduced or canceled and the Company may be required to refund the amount of the benefits it received, in whole or in part, including linkage and interest. As of March 31, 2023, Management believes that the Company complied with all of the aforementioned requirements.

The “Approved Enterprise” and “Benefited Enterprise” statuses were applicable to our production and development facilities through the year ending on March 31, 2020, as the Company made an irrevocable election to forego previously granted benefits and apply the tax benefits under the 2011 Amendment and/or the 2017 Amendment.

Following the Budget Bill, if the Company pays a dividend (deemed or actual), Clawback Tax shall be applicable to the pro-rata portion of the dividend, which is attributed to the tax-exempt profits, on the gross amount of such dividend.

The Company has decided not to declare dividends out of such tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Approved and/or Benefited Enterprises.

Dividends paid by a company, the source of which is income derived from the Approved or Benefitted Enterprise accrued during the benefits period, are generally subject to withholding tax at a rate of 15% (which is withheld and paid by or on behalf of the company paying the dividend), and with respect to non-Israeli shareholders subject to the receipt in advance of a valid certificate allowing the reduced rate or such lower rate under an applicable treaty if such dividends were paid during the benefits period or at any time up to 12 years thereafter. The 12-year limitation does not apply to a FIC.

For the years ended March 31, 2023 and 2022, income not eligible for Approved/Benefited/Special Preferred Technological Enterprise benefits is taxed at the regular corporate income tax rate.

d.
The New Incentives Regime—Amendment 68 to the Investment Law

Under Amendment 68 to the Investment Law (“Amendment 68”), upon an irrevocable election made by a company, a uniform corporate tax rate will apply to all qualifying industrial income of such company (an “Industrial Company”), as opposed to the previous law’s incentives, which were limited to income from Approved/Benefited Enterprises during the benefits period. Under the law, when the election is made, the uniform tax rate for 2014 and onwards will be 9% in areas in Israel designated as Development Zone A (decreased to 7.5% as of January 1, 2017) and 16% elsewhere in Israel. The decrease of the uniform tax rate to 7.5% was effective for the reporting periods starting April 1, 2017. The profits of these Industrial Companies will be freely distributable as dividends, subject to withholding tax of 20% or lower, under an applicable tax treaty and a certificate from the ITA allowing for such withholding taxes. Certain “Special Preferred Enterprise” that meet more stringent criteria (significant investment, R&D or employment thresholds), and will enjoy further reduced tax rates of 5% in Zone A and 8% elsewhere. In order to be classified as a “Special Preferred Enterprise,” the approval of three governmental authorities in Israel is required.

On August 24, 2020, the Company submitted to the ITA an announcement declaring its irrevocable choice to forego the benefits granted to it prior to the 2011 Amendment, and the application of the tax benefits under the 2011 Amendment and/or the 2017 Amendment, starting with the fiscal year ending March 31, 2020.

e.
The New Technological Enterprise Incentives Regime – 2017 Amendment to the Investment Law

Amendment 73 to the Investment Law (the "2017 Amendment”), was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and is effective as of January 1, 2017. The 2017 Amendment is based on the OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project and introduced the incentive regimes of “Preferred Technological Enterprise” and of "Special Preferred Technological Enterprise", as described below. These new regimes are in addition to the other existing post Amendment 68 tax incentives regimes under the Investment Law.

The new incentives regime will apply to "Preferred Technological Enterprises" that meet the “Preferred Enterprise” requirements and certain additional conditions, including all of the following:

1.
The Enterprise’s R&D expenses in the three years prior to the current tax year must be greater than or equal to 7%, on average, out of the total revenue of the company owning the Enterprise or exceed NIS 75 million (approximately $20.5 million) per year; and
2.
The company which owns the Enterprise must also satisfy one of the following conditions:
•
at least 20% of the workforce (or at least 200 employees) are employees of which their salaries are fully allocated to R&D expenses;
•
a venture capital fund invested at least NIS 8 million (approximately $2.2 million) in the company, provided that the company did not change its field of business after the investment; or
•
growth in revenues by an average of at least 25% in each of the preceding three years compared to the prior tax year (assuming the company’s turnover in the current tax year and in each of the three preceding years was at least NIS 10 million (approximately $2.8 million));
•
growth in workforce by an average of at least 25% in each of the preceding three years compared to prior tax year (provided that the company’s workforce in the current tax year and in each of the three preceding years was at least 50 employees).

Alternatively, in lieu of meeting the above conditions, it is possible to meet the conditions prescribed by the Israeli Innovation Authority (formerly known as Chief Scientist) in the Ministry of Economy and Industry in consultation with the Director General of the Ministry of Finance and with the approval of the Minister of Finance, as prescribed within the Encouragement of Capital Investments (conditions indicating that the enterprise is promoting innovation for the purpose of its characterization as a Preferred Technological Enterprise) - 2019 ("Innovation Promoting Enterprise Regulations”), and receive an approval from the Israeli Innovation Authority confirming the compliance with the aforesaid conditions, indicating that the enterprise in an “Innovation Promoting Enterprise”.

A “Special Preferred Technological Enterprise” is an enterprise that meets the “Preferred Technological Enterprise” conditions, and in addition is a part of a group of companies that have total annual consolidated revenues of at least NIS 10 billion (approximately $2.8 billion).

Preferred Technological Enterprises will be subject to a corporate tax rate of 7.5% for operations in Development Zone A or 12% for operations outside of Development Zone A with respect to the portion of their income derived from certain types of proprietary IP as defined within the Investment Law and which were generally developed in Israel, while Special Preferred Technological Enterprises will be subject to 6% with respect to income related to such IP, all subject to the “NEXUS approach”. The withholding tax on dividends from these enterprises will be 4% for dividends paid to a foreign company and the distributing company is held by foreign companies at a rate of at least 90% and for other dividend distributions, the withholding tax rate shall be 20% or a lower rate under a tax treaty, if applicable, and subject to a certificate from the ITA allowing for such withholding taxes.

We have evaluated the likely effect of the 2017 Amendment, as well as the Company’s compliance with the applicable threshold conditions, and believe that the Company qualifies as a Special Preferred Technological Enterprise starting with the fiscal year beginning on April 1, 2020.

Also, on October 4, 2021, the Company received an approval from the Ministry of Economy and Industry stating that it is in compliance with Section 2 of the Innovation Promoting Enterprise Regulations, indicating that the enterprise is an “Innovation Promoting Enterprise” starting from 2019 and through 2021. The Company is currently pursuing the renewal of the Innovation Promoting Enterprise certificate for 2022-2024.

f.
Economic Efficiency Law (legislative amendments for the purpose of achieving the objectives of the 2020-2021 budget)

In November 2021, Section 74 of the Investment Law, which had enabled companies with accumulated tax-exempt profits, which were distributing dividends, to source such dividends wholly using their non-exempt income, was amended to provide that any distribution out of Approved/Benefitted Enterprise profits entails the distribution of a pro-rata portion of tax-exempt profits (and the recapture of tax thereof). The tax recapture (“Clawback Tax”), is the tax from which the company was exempt at the time such tax-exempt profits were generated, depending on the level of foreign investment in the company at such time (at a rate of 10%-25%).

Also, Section 74(d1) of the Investment Law, which compels companies with accumulated tax-exempt profits to attribute a pro-rata portion of the distribution to their tax-exempt profits upon a deemed dividend distribution (in accordance with the provisions of Section 51(h) and 51B(b) of the Encouragement Law) or an actual dividend distribution, and apply Clawback Tax thereof, was legislated. These changes are in effect with regards to dividends distributed starting from August 15, 2021.

The said amendment also enabled Israeli companies that have trapped profits, which are generally subject to Clawback Tax upon their distribution, to “release” such profits with up to a 60% “discount” on the applicable capital income tax (CIT) (Clawback Tax), but not less than a 6% CIT rate. The applicable CIT rate is determined based on a formula that considers the ratio of the “released” profits out of the tax-exempt profits and the original CIT the company was exempt from (maximum benefit is reached if the entire amount of tax-exempt profits is “released”).

In order to enjoy the said benefit, the company must meet the “designated investment” requirement within five years from the tax year in which it “released” the trapped profits (detailed rules apply). This amount should be invested in the purchase of productive assets, research and development expenses in Israel or the salaries of additional employees.

This Temporary Order is in force for tax-exempt profits that will be “released” (without the requirement to distribute those profits) during a one-year period from November 15, 2021.

We decided to not apply the provisions of this Temporary Order.

g.
Measurement of taxable income under the Income Tax (Inflationary Adjustments) Law, 1985 of Israel:

With respect to the Israeli entity, commencing in taxable year 2003, the Company elected to measure its taxable income and file its tax returns in USD in keeping with Israeli Income Tax Regulations, 1986 (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income). Such an election was binding to the Company for three years. Accordingly, commencing taxable year 2003, results for tax purposes are measured in USD terms. After the initial three-year term, the Company must make the election on an annual basis. Through taxable year 2022, the Company has consistently elected, for tax purposes, to measure its earnings in USD.

h.
Income (loss) before income taxes is comprised of the following:

	Year ended March 31,
	2023	2022	2021
Domestic (Israel)	$(30,550)	$(39,781)	$14,338
Foreign (North America and the Cayman Islands)	68,763	117,639	(405,411)
Income (loss) before taxes	$38,213	$77,858	$(391,073)

i.
Taxes on income are comprised of the following:

	Year ended March 31,
	2023	2022	2021
Current taxes	$(4,546)	$(112)	$5,234
Prior years' benefits	2,268	(3,495)	(3,462)
Deferred income taxes	15,046	23,199	7,895
	$12,768	$19,592	$9,667

Domestic (Israel)	$6,145	$8,658	$7,459
Foreign (North America)	6,623	10,934	2,208
	$12,768	$19,592	$9,667

Included within current and deferred income tax expense are benefits relating to research and development tax credits in Taro Canada of $797, $686, and $649 for the years ended March 31, 2023, 2022, and 2021, respectively. Taro Canada uses the “flow-through” method and therefore records the benefits in earnings in the period the tax credits are utilized.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) which, among other provisions, allows U.S. corporations to carry existing losses back to the preceding five years. The Company expects to receive a benefit due to the increased value of its losses when carried back to preceding years in which the U.S. federal corporate income tax rate was 35% versus the current 21%.

j.
Reconciliation of the statutory tax rate of the parent company in Israel to the effective consolidated tax rate:

	Year ended March 31,
	2023	2022	2021
Statutory tax rate (in Israel)	23.0%	23.0%	23.0%

(Decrease) increase in effective tax rate due to:
Utilization of net operating losses	(34.2%)	(8.5%)	2.6%
FX on tax payments	5.7%	(2.0%)	0.8%
Write-down and amortization of TNA transferred IP	1.6%	0.2%	0.1%
Taxable capital gain	0.0%	(0.0%)	0.1%
Non-deductible expenses (unrecognized income)	9.3%	(0.4%)	(0.1%)
Change in deferred taxes due to change in tax rate	0.0%	(4.2%)	(0.3%)
Taxes from prior years	17.8%	0.9%	(0.5%)
Uncertain tax positions, net	4.1%	14.2%	(0.9%)
Change in valuation allowance on deferred tax asset	(0.7%)	(3.8%)	(1.2%)
Different tax rates applicable to non-Israeli subsidiaries	6.2%	2.5%	(2.5%)
Non-deductible portion of settlements	0.0%	0.0%	(23.6%)
Net operating loss carryback (1)	(4.6%)	0.0%	0.0%
Tax benefits from reduced tax rates under benefit programs and other	5.2%	3.3%	0.0%
Effective consolidated tax rate	33.4%	25.2%	(2.5%)

(1)
Net operating loss carryback is attributed to the CARES Act which was enacted in the U.S. on March 27, 2020. The CARES Act, among other provisions, allows U.S. corporations to carry existing losses back to the preceding five years. The Company expects to receive a benefit due to the increased value of its losses when carried back to preceding years in which the U.S. federal corporate income tax rate was 35% versus the current 21%.
k.
Current taxes are calculated at the following combined federal and local rates:

	Year ended March 31,
	2023	2022	2021
On Israeli operations (not including “Approved Enterprise”)	23.0%	23.0%	23.0%
On U.S. operations *	21.0%	21.0%	21.0%
On Canadian operations *	25.0%	25.0%	25.0%
On Japanese operations *	34.6%	34.6%	34.6%

* The U.S. and Canadian subsidiaries are taxed on the basis of the tax laws prevailing in their countries of residence. The Canadian subsidiary qualifies for research and development tax credits and manufacturing and processing credits, thereby reducing its effective tax rate.

l.
Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and carryforward losses.

	March 31,
	2023	2022
Deferred tax assets:
Accrued expenses	$50,893	$46,943
Intangible assets	28,731	31,969
Operating loss carryforward	18,477	37,479
Capital loss carryforward	17,568	17,568
Other, net	6,737	5,516
Deferred revenue	5,534	10,564
Property, plant, and equipment	1,808	2,549
Marketable securities	1,372	1,348
Bad debt allowance	136	152
Hedge accounting	—	23
Total deferred tax assets	131,256	154,112
Valuation allowance for deferred tax assets	(22,233)	(22,175)
Net deferred tax assets	109,023	131,937
Deferred tax liabilities:
Property, plant, and equipment	(4,368)	(6,770)
Intangible Assets	(495)	—
Hedge accounting	—	(48)
Other, net	(488)	(238)
Total deferred tax liabilities	(5,351)	(7,055)
Net deferred tax assets	$103,672	$124,882
Domestic (Israel)	$—	$4,499
Foreign (North America)	103,672	120,383
	$103,672	$124,882

The deferred income taxes are presented on the Consolidated Balance Sheets as follows:

	March 31,
	2023	2022
Among non-current assets	$103,672	$124,882
	$103,672	$124,882

m.
Carryforward tax losses:
1.
The Company:

As of March 31, 2023, the Company has $156,528 carryforward capital losses.

2.
Taro Canada:

As of March 31, 2023, this subsidiary has carryforward losses of $41,148.

3.
Taro U.S.A.:

As of March 31, 2023, this subsidiary has carryforward losses of $14,665.

4.
Proactive Company Holdings Inc. (USA):

As of March 31, 2023, this subsidiary has carryforward losses of $947.

5.
Proactive YK:

As of March 31, 2023, this subsidiary has no carryforward losses.

n.
The Company’s Board of Directors has determined that its U.S. subsidiary will not pay any dividends for the foreseeable future.
o.
At March 31, 2023, deferred income taxes were not provided for on a cumulative total of $1.7 billion of the undistributed earnings of Taro Canada, which are not taxable provided earnings remain undistributed.
p.
Foreign withholding taxes have been accrued as necessary by the Company and its subsidiaries.
q.
Federal tax assessments:

The Company has completed its tax assessments with the Israel Tax Authority (“ITA”) for all years through and including March 31, 2016.

On March 28, 2022, the ITA issued a tax assessment with respect to the period ended March 31, 2017, and the total tax liability arising from the assessment as of the date of its issuance amounts to NIS 39.5 million (approximately $11 million), including interest and linkage to the Israeli Consumer Price Index. The Company timely submitted a tax objection to the ITA on May 26, 2022. On May 24, 2023, the administrative appeal was rejected and the ITA issued orders with respect to the tax year ending March 31, 2017. The total tax liability under the orders, including interest and linkage to the Israeli Customer Price Index as of the date of its issuance, amounts to approximately NIS 90 million (approximately $24 million). The Company intends to appeal the orders to the Haifa District Court.

On March 30, 2023, the ITA issued a tax assessment with respect to the year ended March 31, 2018. The total tax liability arising from the assessment as of the date of its issuance amounts to NIS 43.4 million (approximately $12 million), including interest and linkage to the Israeli Consumer Price Index. The Company timely submitted an administrative appeal to the ITA.

With respect to the years ended March 31, 2019 and through March 31, 2021, the Company is under examination by the ITA. The Company may be also subject to examination by the ITA for the year ended March 31, 2022 and onward. The Company believes that its tax provision is adequate to satisfy any assessments resulting from examination of these years.

Taro U.S.A. completed its tax assessments with the U.S. tax authorities for the years through March 31, 2015. The U.S. federal tax return for the period ending March 31, 2016 is open to examination, due to the filing of a refund claim arising from the carryback of net operating losses. The period in which Taro U.S.A.’s tax return for the years ending March 31, 2017 through March 31, 2018 may be examined have expired and these years are no longer subject to federal audit.

Taro Canada completed its tax assessments with the Canadian tax authorities for the periods through March 31, 2017. The Company’s tax provision was materially adequate to satisfy these assessments. Taro Canada remains subject to examination by the Canadian tax authorities for periods ended on or after March 31, 2017, according to the statute of limitations. The Company believes that its tax provision is adequate to satisfy any assessments resulting from examinations related to these years.

r.
Uncertain tax positions:

The Company adopted FASB ASC Section 740-10-25, “Income Taxes-Overall-Recognition,” effective January 1, 2007, which prescribes a model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. See Note 2.h.

	Year ended March 31,
	2023	2022	2021
Unrecognized tax exposure at beginning of year	$34,578	$26,921	$25,258
Increases as a result of positions taken in prior period	318	1,389	769
Decreases as a result of positions taken in prior period	—	—	(5,025)
Increases as a result of positions taken in current period	2,597	6,268	5,919
Unrecognized tax exposure at end of year	$37,493	$34,578	$26,921

The total amount of interest and linkage to Consumer Price Index recognized on the Consolidated Statement of Operations for the years ended March 31, 2023, 2022, and 2021 were ($1,021), $3,859, and $1,236, respectively. The total amount of interest and linkage to Consumer Price Index recognized on the Consolidated Balance Sheets on March 31, 2023 and 2022 were $6,622 and $7,643, respectively.

The total amount of unrecognized tax benefits, which would impact the effective tax rate if recognized, was $37,493 and $34,578 on March 31, 2023 and 2022, respectively.